SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 23, 2018

TYG SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55657	46-2645343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 West C Street, Suite 2040 San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

(858) 883-2642

(Registrant’s telephone number, including area code)

N/A

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

New independent registered public accounting firm

On April 23, 2018, TYG Solution Corp.’s (the “Company”) Board of Directors approved the engagement of Accell Audit and Compliance, P.A., 4806 West Gandy Boulevard, Tampa, FL 33611, Phone: (813) 440-6380 (“Accell”) as its independent registered public accounting firm for the fiscal years ended December 31, 2017 and December 31, 2016. During the fiscal years ended December 31, 2017 and December 31, 2016, and the subsequent interim period through April 23, 2018, the date of engagement of Accell, the Company did not consult with Accell regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYG SOLUTIONS CORP

Dated: April 25, 2018	By: Name:	/s/ Robert T. Malasek
Robert T. Malasek
Chief Financial Officer Director